UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2018

CAMBREX CORPORATION

(Exact name of Registrant as specified in its charter)

DELAWARE	1-10638	22-2476135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY		07073
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 804-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAMBREX CORPORATION

Form 8-K

Current Report

Item 1.01.	Entry into a Material Definitive Agreement

On November 19, 2018, Cambrex Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Avista Pharma Solutions, Inc., a Delaware corporation (“Avista”), Aviator Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Ampersand 2006 Limited Partnership (“Ampersand 2006”) and Ampersand 2011 Limited Partnership, pursuant to which Merger Sub will merge with and into Avista, with Avista surviving as a wholly owned subsidiary of Cambrex.

Pursuant to the Merger Agreement, the Company has agreed to pay to the stockholders of Avista an aggregate purchase price of U.S. $252 million, subject to certain adjustments as set forth in the Merger Agreement, payable in cash at the closing of the transaction.  The Merger Agreement contains customary representations, warranties, covenants and indemnities for a transaction of this nature, and the closing of the transaction is subject to customary closing conditions.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2018.

Item 7.01	Regulation FD Disclosure.

On November 20, 2018, the Company will be holding a conference call to discuss the Merger. A copy of the Company’s presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

99.1 Presentation dated November 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Date: November 20, 2018	By:	/s/ Samantha Hanley
	Name:	Samantha Hanley
	Title:	Vice President & General Counsel